UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 10, 2025
BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (612) 291-1000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	BBY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 10, 2025, the Board of Directors (the “Board”) of Best Buy Co., Inc. ("Best Buy" or the "registrant") elected Meghan C. Frank as a director, effective immediately.

Ms. Frank is currently the Chief Financial Officer of lululemon athletica inc., a global athletic apparel, footwear and accessories company. Prior to Ms. Frank’s appointment as Chief Financial Officer ("CFO") in 2020, she served as interim co-CFO of lululemon as well as senior vice president of Financial Planning and Analysis. Ms. Frank brings more than two decades of experience and expertise in retail, finance and planning through her roles with lululemon and her prior roles at Ross Stores and J.Crew.

Ms. Frank will be appointed to serve on the Board’s Audit Committee and Nominating, Corporate Governance and Public Policy Committee.

Ms. Frank will be compensated in accordance with the registrant’s standard compensation policies and practices for the Board, the components of which were disclosed in the registrant’s Proxy Statement for its 2025 Regular Meeting of Shareholders filed with the Securities and Exchange Commission on May 1, 2025, in the section titled “Executive and Director Compensation – Director Compensation,” which is incorporated herein by reference.

There are no arrangements or understandings between Ms. Frank and any other person pursuant to which Ms. Frank was appointed to serve as a director. There are no transactions or relationships between the registrant and Ms. Frank that are reportable under Item 404(a) of Regulation S-K.

Ms. Frank is expected to stand for election to the registrant's Board at the 2026 Regular Meeting of Shareholders.

Item 7.01      Regulation FD Disclosure.

On September 12, 2025, Best Buy issued a news release announcing the appointment of Ms. Frank to the Board as described above under Item 5.02. A copy of the news release is furnished as Exhibit 99.1 and incorporated herein by reference.

Best Buy's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01      Financial Statements and Exhibits.
(d)Exhibits.
The following are furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1
News release issued September 12, 2025. Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: September 11, 2025	By:	/s/ TODD G. HARTMAN
Todd G. Hartman
Executive Vice President, Chief Legal and Risk Officer & Secretary
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